UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-21400

Eaton Vance
Tax-Advantaged
Dividend Income Fund
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

Deidre E. Walsh
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(617)
482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2023
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Tax-Advantaged Dividend Income Fund (EVT)
Annual Report
October 31, 2023

Commodity Futures Trading Commission Registration
.
 The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Managed Distribution Plan.
Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.
The Fund currently distributes monthly cash distributions equal to $0.1488 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.
The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report
October 31, 2023
Eaton Vance
Tax-Advantaged Dividend Income Fund

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Management’s Discussion of Fund Performance
†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended October 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
During the opening month of the period, stocks rallied on strong corporate earnings, attractive valuations, and hope the Fed might slow the pace of its interest rate hikes. But in December 2022, equities lost ground as “higher for longer” interest rate fears returned. A continuing irony throughout the period was that good economic news -- record low unemployment, strong job creation, and robust consumer spending -- was viewed as bad news for inflation and fuel for future rate hikes that could weigh on stock prices.
In January 2023, however, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became the standout sector of the first half of 2023. Earlier recession fears that had weighed on stock prices receded as many investors came around to the view that the U.S. economy was doing surprisingly well.
But in the final three months of the period, the bond market halted the stock market’s momentum. As it became clear the Fed would keep rates higher for longer than investors had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted from equity assets to bonds. In the final two days of the period, however, signs of a stock rally emerged as investors began to believe the Fed might have reached the end of its monetary tightening cycle.
For the period as a whole, however, U.S. equity performance was solid. The S&P 500® Index, a broad measure of U.S. stocks, returned 10.14%; the blue-chip Dow Jones Industrial Average® returned 3.17%; and the tech-heavy Nasdaq Composite Index returned 17.99%.
Fund Performance
For the 12-month period ended October 31, 2023, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) returned -1.99% at net asset value of its common shares (NAV), underperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 0.13%.
The Fund’s common stock allocation underperformed the Index and detracted from returns versus the Index during the period. On an individual stock basis, the largest detractor from Index-relative returns was not owning Index component Meta Platforms, Inc. (Meta), the social media giant behind Facebook, Instagram, and Messenger.
Meta’s stock price more than doubled during the period as its advertising revenues rebounded on improved ad targeting, and profit margins exceeded expectations due to a decrease in spending on longer-term initiatives. The Fund did not own Meta due to concerns that the stock was priced above its fair market value, as well as questions about the sustainability of the company’s earnings.
On a sector basis, stock selections in the communication services, consumer staples, energy, and utilities sectors detracted from performance versus the Index during the period.
In addition, the use of leverage -- which is not employed by the Index -- magnified the negative performance of the Fund’s common stock allocation, hurting returns versus the Index.
In contrast, the largest contributor to Index-relative performance on an individual stock basis was an overweight position in Alphabet, Inc. (Alphabet), Google’s parent company. Alphabet’s share price rose amid accelerating growth across its business divisions and a significant improvement in profit margins. An additional tailwind for Alphabet’s stock price was investor enthusiasm over artificial intelligence (AI), during a period when the company focused on incorporating AI into its products and internal processes. The company’s strong balance sheet also aligned with the Fund’s opportunistic value approach.
On a sector basis, stock selections in health care and information technology contributed to returns versus the Index during the period.
The Fund’s allocation to preferred securities contributed to performance versus the Index as well. The Fund’s preferred allocation -- preferred stocks, exchange-traded funds that invest primarily in preferred stocks, and corporate bonds and other debt securities with preferred characteristics -- outperformed the value-oriented Index during a period when value stocks generally underperformed the broader U.S. equity market.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Management’s Discussion of Fund Performance
†
 — continued

The preferred allocation also outperformed the overall preferred market, as measured by the ICE BofA Fixed Rate Preferred Securities Index. Outperformance was driven largely by an overweight position in the energy sector, with strong returns coming from natural gas distributors. Exposures to electric utilities and insurance companies also contributed to the preferred allocation’s performance during the period.
Fund Distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s MDP had no effect on the Fund’s investment strategy during the most recent fiscal year and is not expected to have an effect in future periods, but distributions in excess of Fund returns will cause its per share NAV to erode. Investors should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its MDP.
For the period from November 1, 2022 to October 31, 2023, the Fund made monthly distributions of $0.1488 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on the Internal Revenue Service’s form 1099-DIV. For additional information, see Note 2 in the Notes to Financial Statements herein.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Performance

Portfolio Manager(s)
Derek J.V. DiGregorio, Aaron S. Dunn, CFA, Bradley T. Galko, CFA and Joseph Mehlman, CFA
% Average Annual Total Returns 1,2	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	09/30/2003	(1.99)%	6.91%	8.47%
Fund at Market Price	—	(14.54)	4.99	8.32

Russell 1000® Value Index	—	0.13%	6.59%	7.59%
ICE BofA Fixed Rate Preferred Securities Index	—	2.18	1.29	3.82
Blended Index	—	0.83	5.20	6.62
% Premium/Discount to NAV 3
As of period end	(10.57)%
Distributions 4
Total Distributions per share for the period	$1.786
Distribution Rate at NAV	8.28%
Distribution Rate at Market Price	9.26
% Total Leverage 5
Borrowings	21.75%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Fund Profile

Sector Allocation (% of total investments) 1
Country Allocation (% of total investments)
Top 10 Holdings (% of total investments) 1
JPMorgan Chase & Co.	3.6%
ConocoPhillips	2.6
Constellation Brands, Inc., Class A	2.5
Chevron Corp.	2.3
Charles Schwab Corp. (The)	2.2
American International Group, Inc.	2.0
Linde PLC	1.8
Huntington Ingalls Industries, Inc.	1.8
Reinsurance Group of America, Inc.	1.8
NextEra Energy, Inc.	1.8
Total	22.4%

Footnotes:
1	Excludes cash and cash equivalents.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡

Investment Objectives.
The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation.
Principal Strategies.
Under normal market conditions, the Fund invests at least 80% of its total managed assets in dividend-paying common and preferred stocks that Eaton Vance believes at the time of investment are eligible to pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (‘‘tax-advantaged dividends’’). For the purposes of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes. The Fund may invest in common and preferred stocks of both domestic and foreign issuers. Preferred stocks may include other hybrid securities. The Fund can invest up to 10% of its net assets in exchange-traded funds (“ETFs”) that invest primarily in preferred stocks. The Fund may also lend its securities. The Fund may invest in preferred stocks of any grade quality. The Fund may invest up to 30% of its total managed assets in securities rated below investment grade quality (which is lower than BBB– as determined by S&P Global Ratings (‘‘S&P’’) or Fitch Ratings (‘‘Fitch’’), Baa3 as determined by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or, if unrated, determined to be of comparable quality by Eaton Vance). Securities of below investment grade quality commonly are referred to as ‘‘junk’’ preferred stocks and bonds, as the case may be.
In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities (including preferred stocks, hybrid securities, or bonds) that generate fully taxable ordinary income (i.e., income other than tax-advantaged dividends).
In seeking its objective, the Fund may engage in dividend capture trading. The Fund may use derivatives principally to seek to manage exposure to certain sectors and/or markets in connection with its use of dividend capture trading. The Fund expects to buy and sell equity index futures contracts for this purpose, but may also engage in other types of derivatives to manage such exposures. Additionally, the Fund may also use derivatives for other purposes, such as hedging, to enhance return or as a substitute for the purchase or sale of securities or currencies. Other permitted derivatives include futures contracts on securities and non-equity indices, options on futures contracts, the purchase of put options and the sale of call options on securities held, equity swaps, interest rate swaps, covered short sales, forward sales of stocks, forward currency exchange contracts and currency futures contracts. The Fund may invest in the foregoing derivatives without limitation and use of derivatives may be extensive. The Fund may also invest in credit derivatives (credit default swaps, total return swaps, credit options and other derivative transactions with substantially similar characteristics and risks), provided that the notional value of such derivative instruments entered into for non-hedging purposes does not exceed 5% of the value of preferred stocks held by the Fund.
The Fund may invest a significant portion of its assets in securities of issuers in any single industry or sector of the economy if companies in that industry or sector meet the Fund’s investment criteria. The Fund may not invest 25% or more of its total managed assets in the securities of issuers in any single industry. The Fund may invest a significant portfolio of its assets in the financial services sector.
During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objectives, principal strategies and other policies.
The Fund employs leverage through borrowings to seek opportunities for additional income. Leverage may amplify the Fund’s net asset value of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful.
Principal Risks
Market Discount Risk.
As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund’s common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.
Market Risk.
The value of investments held by the Fund may increase or decrease in response to social, economic, political, financial, public health crises or other disruptive events (whether real, expected or perceived) in the U.S. and global markets, and include events such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Issuer Risk
. The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Equity Securities Risk.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Tax-Sensitive Investing Risk.
The Fund may hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s utilization of various tax-management techniques may be curtailed or eliminated by tax legislation, regulation or interpretations. The Fund may not be able to minimize taxable distributions to shareholders and a portion of the Fund’s distributions may be taxable.
Tax Risk.
Although the Fund seeks to minimize and defer the federal income taxes incurred by common shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code of 1986, as amended (the “Code”) and future changes in tax laws and regulations. Distributions paid on the common shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a common shareholder that are return of capital are tax free to the amount of the common shareholder’s current tax basis in his or her common shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of common shares. common shareholders are required to reduce their tax basis in common shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the common shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a common shareholder must meet certain prescribed holding period and other requirements with respect to his or her common shares. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment.
Currency Risk.
Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Foreign Currency Transactions Risk
. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then ‘‘lock in’’ the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Sector Risk.
Because the Fund may, under certain market conditions, invest a significant portion of its assets in the utilities and/or financial services sectors, the value of Fund shares may be affected by events that adversely affect those sectors and may fluctuate more than that of a more broadly diversified fund. The industries within the financial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Preferred Stock Risk.
Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.
Hybrid Securities Risk
. Hybrid securities generally possess characteristics common to both equity and debt securities. Preferred stocks, convertible securities, and certain debt obligations are types of hybrid securities. Hybrid securities generally have a preference over common stock in the event of the issuer’s liquidation and perpetual or near perpetual terms at time of issuance. Hybrid securities generally do not have voting rights or have limited voting rights. Because hybrid securities have both debt and equity characteristics, their values vary in response to many factors, including general market and economic conditions, issuer-specific events, changes in interest rates, credit spreads and the credit quality of the issuer, and, for convertible securities, factors affecting the securities into which they convert.
Contingent Convertible Securities
. Contingent convertible securities (sometimes referred to as “CoCos”) are convertible securities with loss absorption characteristics. These securities provide for mandatory conversion into common stock of the issuer under certain circumstances. The mandatory conversion may be automatically triggered, for instance, if a company fails to meet the capital minimum with respect to the security, the company’s regulator makes a determination that the security should convert or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. Under similar circumstances, the liquidation value of certain types of contingent convertible securities may be adjusted downward to below the original par value. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain circumstances, contingent convertible securities may write down to zero and investors could lose the entire value of the investment, even as the issuer remains in business. CoCos may be subject to redemption at the option of the issuer at a predetermined price.
Value Investing Risk
. The Fund focuses its investments on dividend-paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods, market dynamics may favor ‘‘growth’’ stocks over ‘‘value’’ stocks. Disciplined adherence to a ‘‘value’’ investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.
Income Risk.
The Fund’s ability to distribute income to shareholders will depend on the yield available on the common and preferred stocks and other hybrid securities and fixed-income securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.
Dividend Capture Trading Risk.
The use of dividend capture strategies will expose the Fund to higher portfolio turnover, increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Credit Risk.
Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.
Below Investment Grade Securities Risk
. The Fund’s investments in preferred stocks and bonds of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s net asset value and income distributions. The prices of these lower quality preferred stocks and bonds are more sensitive to negative developments than higher rated securities. Adverse business conditions, such as a decline in the issuer’s revenues or an economic downturn, generally lead to a higher non-payment rate. In addition, such a security may lose significant value before a default occurs as the market adjusts to expected higher non-payment rates.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Interest Rate Risk.
In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the durations or maturities of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Certain instruments held by the Fund were historically based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR was used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Upon a determination by regulators to phase out the use of LIBOR, market participants have been transitioning to the use of alternative reference rates over the past few years. As of June 30, 2023, the administrator of LIBOR ceased publishing LIBOR settings. The impact of the transition away from LIBOR on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally.
Lower Rated Investments Risk.
Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) are speculative because of increased credit risk relative to other fixed income investments. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Derivatives Risk.
The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in (or be unable to achieve) the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
Counterparty Risk
. A financial institution or other counterparty with whom the Fund does business (such as trading or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.
ETF Risk.
ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests.
Liquidity Risk.
The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Inflation Risk.
Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of preferred shares of the Fund would likely increase, which would tend further to reduce returns to Common Shareholders.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Leverage Risk.
Certain Fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. The use of leverage may cause the Fund to maintain liquid assets or liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.
Foreign Investment Risk.
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country against a particular country or countries, organizations, entities and/or individuals. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Risks Associated with Active Management.
The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions and there is no guarantee that such decisions will produce the desired results or expected returns.
Recent Market Conditions.
The outbreak of COVID-19 and efforts to contain its spread have resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and the effects of other infectious illness outbreaks, epidemics or pandemics, may be short term or may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk.
With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impeded Fund trading, interfere with the Fund’s ability to calculate its net asset value, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Market Disruption
. Global instability, war, geopolitical tensions and terrorist attacks in the United States and around the world have previously resulted, and may continue to result in market volatility and may have long-term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of significant future events on the global economy and securities markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.
Anti-Takeover Provisions.
The Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”) and Amended and Restated By-Laws include provisions that could have the effect of limiting the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. For example, pursuant to the Fund’s Declaration of Trust, the Fund Board is divided into three classes of Trustees with each class serving for a three-year term and certain types of transactions require the favorable vote of holders of at least 75% of the outstanding shares of the Fund.
General Fund Investing Risks.
The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor Morgan Stanley funds, programs, accounts or businesses, (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the “MS Investment Accounts,” and, together with the Eaton Vance Investment Accounts, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
Material Non-public Information
. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.
Investments by Morgan Stanley and its Affiliated Investment Accounts
. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Fund(s), fair access to investment opportunities, consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser.
Investments by Separate Investment Department
s. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department” and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. A MS Investment Account could trade in advance of a Fund (and vice versa), might complete trades more quickly and efficiently than a Fund, and/or achieve different execution than a Fund on the same or similar investments made contemporaneously.
Morgan Stanley Trading and Principal Investing Activities
. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of a Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities.
Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund.
General Process for Potential Conflicts.
All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.
Important Notice to Shareholders
The following information is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Fund.
On January 26, 2023, the Fund’s Board of Trustees voted to exempt, on a going forward basis, all prior and, until further notice, new acquisitions of Fund shares that otherwise might be deemed “Control Share Acquisitions” under the Fund’s By-Laws from the Control Share Provisions of the Fund’s By-Laws.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
The Fund's Investment Objectives, Principal Strategies and Principal Risks
‡
 — continued

Prior to November 18, 2022, the Fund’s portfolio management team included John H. Croft, CFA, Aaron S. Dunn, CFA, Bradley Galko, CFA and Derek J.V. DiGregorio. Effective November 18, 2022, the Fund’s portfolio management team includes Aaron S. Dunn, CFA, Bradley Galko, CFA, Derek J.V. DiGregorio and Joseph Mehlman, CFA. Mr. Mehlman is Vice President of Eaton Vance Management (“EVM”) and a Managing Director at Morgan Stanley Investment Management Inc., an affiliate of EVM. Mr. Mehlman has been employed by the Morgan Stanley organization for more than five years and manages other Eaton Vance funds.
See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Summary of Fund Expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The table shows Fund expenses stated as a percentage of net assets attributable to common shares, and not as a percentage of total assets.
Common shareholder transaction expenses
Sales load paid by you (as a percentage of offering price)	— 1
Offering expenses (as a percentage of offering price)	None 2
Dividend reinvestment plan fees	$5.00 3

Annual expenses	Percentage of net assets attributable to common shares 4
Investment adviser fee	1.06% 5
Interest payments on borrowed funds	1.40% 6, 7
Other expenses	0.07%
Acquired fund fees and expenses	0.05%
Total annual Fund operating expenses	2.58%

Example
The following Example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (i) total annual expenses of 2.58% of net assets attributable to common shares in years 1 through 10; (ii) a 5% annual return; and (iii) all distributions are reinvested at NAV:
1 Year	3 Years	5 Years	10 Years
$26	$80	$137	$291
The above table and example and the assumption in the example of a 5% annual return are required by regulations of the U.S. Securities and Exchange Commission (“SEC”) that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s common shares. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in the Fund’s dividend reinvestment plan may receive common shares purchased or issued at a price or value different from NAV. The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase.
The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
1
If common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load.
2
Eaton Vance Management (“EVM”) will pay the expenses of the offering (other than the applicable commissions); therefore, offering expenses are not included in the Summary of Fund Expenses. Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including its current Prospectus Supplement, the accompanying Prospectus and Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of its current Prospectus Supplement, the accompanying Prospectus, SAI and/or marketing materials, associated filing fees, stock exchange listing fees, and legal and auditing fees associated with the offering.
3
You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.
4
Stated as a percentage of average net assets attributable to common shares for the year ended October 31, 2023.
5
The investment adviser fee paid by the Fund to EVM is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to increase investment leverage in the future, the investment adviser fee will increase as a percentage of net assets.
6
As of October 31, 2023, the outstanding borrowings represented approximately 21.8% leverage.
7
Includes interest and fee expense on notes payable.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Trading and NAV Information

The Fund’s common shares have traded both at a premium and a discount to NAV. The Fund cannot predict whether its shares will trade in the future at a premium or discount to NAV. The provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s common stock. The issuance of common shares may have an adverse effect on prices in the secondary market for the Fund’s common shares by increasing the number of common shares available, which may put downward pressure on the market price for the Fund’s common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.
In addition, the Fund’s Board of Trustees has authorized the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value.  The share repurchase program does not obligate the Fund to purchase a specific amount of shares. The results of the share repurchase program are disclosed in the Fund’s annual and semi-annual reports to shareholders.
The following table sets forth for each of the periods indicated the high and low closing market prices for the common shares on the New York Stock Exchange, and the corresponding NAV per share and the premium or discount to NAV per share at which the Fund’s common shares were trading as of such date.
	Market Price ($)		NAV per Share on Date of Market Price ($)		NAV Premium/(Discount) on Date of Market Price (%)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
October 31, 2023	23.49	18.70	24.69	21.10	(4.86)	(11.37)
July 31, 2023	23.60	21.34	24.80	22.68	(4.84)	(5.91)
April 30, 2023	24.74	21.39	25.46	22.11	(2.83)	(3.26)
January 31, 2023	24.79	22.49	25.18	23.64	(1.55)	(4.86)
October 31, 2022	26.61	21.42	26.09	21.91	1.99	(2.24)
July 31, 2022	26.36	22.34	26.49	23.12	(0.49)	(3.37)
April 30, 2022	29.44	25.35	27.73	26.45	6.17	(4.16)
January 31, 2022	30.08	26.54	29.09	27.42	3.40	(3.21)

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Senior Securities

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years. The information in the table below was taken from the Fund’s financial statements for each fiscal year in the ten-year period ended October 31, 2023, and such financial statements have been audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm.
Fiscal Year Ended	Borrowings/Notes Payable Outstanding (in 000's)	Asset Coverage per $1,000 of Borrowings/Notes Payable¹
October 3 1, 2023	$447,000	$4,598
October 31, 2022	447,000	4,970
October 31, 202 1	447,000	5,714
October 31, 2020	447,000	4,454
October 31, 2019	447,000	4,992
October 31, 2018 2	447,000	4,692
August 31, 2018	447,000	4,953
August 31, 2017	447,000	4,619
August 31, 2016	447,000	4,521
August 31, 2015	447,000	4,457
August 31, 2014	447,000	4,739
1
Calculated by subtracting the Fund’s total liabilities (not including the borrowings/notes payable) from the Fund’s total assets, and dividing the result by the borrowings/notes payable balance in thousands.
2
For the two months ended October 31, 2018. Effective September 1, 2018, the fiscal year-end of the Fund changed from August 31 to October 31.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading.

1	Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. ICE BofA Fixed Rate Preferred Securities Index is an index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 70% Russell 1000® Value Index and 30% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
2	Performance results reflect the effects of leverage.
3	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
4	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
5	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Portfolio of Investments

Common Stocks — 100.5%
Security	Shares	Value
Aerospace & Defense — 3.2%
Hexcel Corp.	222,728	$ 13,791,318
Huntington Ingalls Industries, Inc. (1)	170,534	37,486,784
		$ 51,278,102
Banks — 5.6%
Citizens Financial Group, Inc.	272,327	$ 6,380,622
JPMorgan Chase & Co. (1)	528,940	73,554,396
M&T Bank Corp. (1)	43,055	4,854,451
Wells Fargo & Co.	145,704	5,794,648
		$ 90,584,117
Beverages — 3.2%
Constellation Brands, Inc., Class A	216,770	$ 50,756,695
		$ 50,756,695
Biotechnology — 3.3%
AbbVie, Inc.	60,658	$ 8,563,697
Neurocrine Biosciences, Inc. (2)	244,713	27,148,460
Vertex Pharmaceuticals, Inc. (2)	49,276	17,843,332
		$ 53,555,489
Building Products — 1.8%
Johnson Controls International PLC	589,739	$ 28,909,006
		$ 28,909,006
Capital Markets — 3.8%
Charles Schwab Corp. (The)	842,884	$ 43,863,683
S&P Global, Inc.	49,025	17,124,923
		$ 60,988,606
Chemicals — 3.1%
FMC Corp.	238,190	$ 12,671,708
Linde PLC	98,336	37,580,086
		$ 50,251,794
Consumer Staples Distribution & Retail — 3.6%
BJ's Wholesale Club Holdings, Inc. (1)(2)	477,842	$ 32,550,597
Dollar Tree, Inc. (1)(2)	224,331	24,920,931
		$ 57,471,528
Security	Shares	Value
Containers & Packaging — 1.2%
Ball Corp.	412,492	$ 19,861,490
		$ 19,861,490
Diversified Telecommunication Services — 2.0%
Verizon Communications, Inc.	909,291	$ 31,943,393
		$ 31,943,393
Electric Utilities — 3.5%
Edison International	307,727	$ 19,405,265
NextEra Energy, Inc. (1)	625,601	36,472,538
		$ 55,877,803
Electrical Equipment — 1.3%
Eaton Corp. PLC	97,431	$ 20,256,879
		$ 20,256,879
Electronic Equipment, Instruments & Components — 0.5%
Zebra Technologies Corp., Class A (2)	39,938	$ 8,364,215
		$ 8,364,215
Energy Equipment & Services — 0.9%
Halliburton Co.	362,431	$ 14,258,036
		$ 14,258,036
Entertainment — 3.0%
TKO Group Holdings, Inc.	198,430	$ 16,267,291
Walt Disney Co. (The) (1)(2)	401,710	32,775,519
		$ 49,042,810
Financial Services — 1.9%
Fidelity National Information Services, Inc.	338,560	$ 16,626,682
Fiserv, Inc. (2)	120,991	13,762,726
		$ 30,389,408
Food Products — 1.3%
Hershey Co. (The)	108,148	$ 20,261,528
		$ 20,261,528
Ground Transportation — 1.3%
CSX Corp.	676,538	$ 20,194,659
		$ 20,194,659
Health Care Equipment & Supplies — 3.6%
Boston Scientific Corp. (1)(2)	638,556	$ 32,687,682

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	54,362	$ 10,043,379
Zimmer Biomet Holdings, Inc.	147,405	15,390,556
		$ 58,121,617
Health Care Providers & Services — 2.3%
Humana, Inc.	54,431	$ 28,504,970
McKesson Corp.	19,191	8,738,814
		$ 37,243,784
Hotels, Restaurants & Leisure — 0.6%
Papa John's International, Inc.	141,451	$ 9,197,144
		$ 9,197,144
Household Products — 0.5%
Clorox Co. (The)	69,865	$ 8,223,111
		$ 8,223,111
Industrial REITs — 1.6%
EastGroup Properties, Inc.	82,997	$ 13,549,260
First Industrial Realty Trust, Inc.	287,943	12,179,989
		$ 25,729,249
Insurance — 6.2%
American International Group, Inc. (1)	652,834	$ 40,025,253
Arch Capital Group, Ltd. (2)	270,708	23,464,969
Reinsurance Group of America, Inc.	246,063	36,779,037
		$ 100,269,259
Interactive Media & Services — 2.0%
Alphabet, Inc., Class C (1)(2)	250,463	$ 31,383,014
		$ 31,383,014
Leisure Products — 1.1%
Hasbro, Inc.	391,950	$ 17,696,542
		$ 17,696,542
Life Sciences Tools & Services — 1.9%
Thermo Fisher Scientific, Inc. (1)	67,494	$ 30,019,306
		$ 30,019,306
Machinery — 4.6%
Ingersoll Rand, Inc.	206,888	$ 12,553,964
PACCAR, Inc.	265,744	21,931,852
Security	Shares	Value
Machinery (continued)
Toro Co. (The)	72,466	$ 5,858,151
Westinghouse Air Brake Technologies Corp.	322,784	34,221,560
		$ 74,565,527
Metals & Mining — 1.6%
Alcoa Corp.	344,335	$ 8,828,749
Steel Dynamics, Inc.	157,754	16,802,379
		$ 25,631,128
Multi-Utilities — 2.1%
CMS Energy Corp.	366,745	$ 19,928,923
Sempra	199,396	13,963,702
		$ 33,892,625
Oil, Gas & Consumable Fuels — 9.1%
Chevron Corp. (1)	321,439	$ 46,843,305
ConocoPhillips (1)	447,039	53,108,233
EOG Resources, Inc.	186,306	23,521,133
EQT Corp.	546,156	23,146,091
		$ 146,618,762
Personal Care Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	60,964	$ 7,856,431
		$ 7,856,431
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co. (1)	692,564	$ 35,687,823
Johnson & Johnson	85,100	12,623,734
Sanofi S.A.	319,201	28,985,441
Zoetis, Inc.	207,884	32,637,788
		$ 109,934,786
Professional Services — 0.5%
Robert Half, Inc.	100,919	$ 7,545,714
		$ 7,545,714
Residential REITs — 2.9%
Invitation Homes, Inc.	578,110	$ 17,164,086
Mid-America Apartment Communities, Inc.	244,495	28,887,084
		$ 46,051,170
Semiconductors & Semiconductor Equipment — 4.3%
Micron Technology, Inc.	535,453	$ 35,805,742

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc.	74,970	$ 8,170,980
Texas Instruments, Inc.	176,860	25,115,889
		$ 69,092,611
Software — 0.5%
VMware, Inc., Class A (1)(2)	55,182	$ 8,037,258
		$ 8,037,258
Specialized REITs — 0.6%
CubeSmart	298,362	$ 10,171,161
		$ 10,171,161
Specialty Retail — 1.2%
Lithia Motors, Inc., Class A	35,032	$ 8,485,101
Lowe's Cos., Inc.	59,081	11,259,066
		$ 19,744,167
Technology Hardware, Storage & Peripherals — 1.5%
Apple, Inc.	59,265	$ 10,120,684
Logitech International S.A. (1)	183,903	14,460,293
		$ 24,580,977
Total Common Stocks (identified cost $1,391,500,344)		$1,615,850,901

Corporate Bonds — 19.3%
Security	Principal Amount (000's omitted)	Value
Banks — 11.4%
Australia & New Zealand Banking Group, Ltd., 6.75% to 6/15/26 (3)(4)(5)	$1,110	$ 1,077,849
Banco Davivienda S.A., 6.65% to 4/22/31 (3)(4)(5)	1,800	1,089,000
Banco Mercantil del Norte S.A./Grand Cayman:
7.50% to 6/27/29 (3)(4)(5)	4,421	3,818,856
7.625% to 1/10/28 (3)(4)(5)	2,101	1,905,432
8.375% to 10/14/30 (3)(4)(5)	2,300	2,099,761
Bank of America Corp., Series TT, 6.125% to 4/27/27 (4)(5)	11,331	10,681,962
Bank of New York Mellon Corp. (The), Series G, 4.70% to 9/20/25 (4)(5)	684	649,096
Bank of Nova Scotia (The):
4.90% to 6/4/25 (4)(5)	3,300	3,019,589
8.625% to 10/27/27, 10/27/82 (5)	7,900	7,747,886
Security	Principal Amount (000's omitted)	Value
Banks (continued)
Barclays PLC:
6.125% to 12/15/25 (4)(5)	$7,552	$ 6,755,038
8.00% to 3/15/29 (4)(5)	7,020	6,226,740
BBVA Bancomer S.A., 8.45% to 6/29/33, 6/29/38 (3)(5)	1,800	1,718,341
Bilbao Vizcaya Argentaria S.A., 6.125% to 11/16/27 (4)(5)	5,600	4,461,000
BNP Paribas S.A.:
4.625% to 2/25/31 (3)(4)(5)	2,362	1,643,889
7.75% to 8/16/29 (3)(4)(5)	7,600	7,065,517
Citigroup, Inc., Series W, 4.00% to 12/10/25 (4)(5)	12,946	11,147,582
Discover Bank, 5.974%, 8/9/28	2,450	2,207,195
Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28 (3)(4)(5)	5,827	5,273,435
HSBC Holdings PLC, 4.60% to 12/17/30 (4)(5)	10,317	7,485,072
Huntington Bancshares, Inc., Series F, 5.625% to 7/15/30 (4)(5)	7,374	5,771,276
ING Groep NV, 6.50% to 4/16/25 (4)(5)	1,555	1,456,358
JPMorgan Chase & Co., Series KK, 3.65% to 6/1/26 (4)(5)	7,304	6,354,289
Lloyds Banking Group PLC, 7.50% to 6/27/24 (4)(5)	11,145	10,871,296
Natwest Group PLC:
4.60% to 6/28/31 (4)(5)	1,477	956,473
6.00% to 12/29/25 (4)(5)	3,129	2,874,326
8.00% to 8/10/25 (4)(5)	8,348	8,113,254
PNC Financial Services Group, Inc. (The), Series U, 6.00% to 5/15/27 (4)(5)	5,000	4,203,801
Societe Generale S.A.:
5.375% to 11/18/30 (3)(4)(5)	6,741	4,851,540
9.375% to 11/22/27 (3)(4)(5)	1,350	1,306,629
Standard Chartered PLC:
4.75% to 1/14/31 (3)(4)(5)	4,440	3,099,513
6.00% to 7/26/25 (3)(4)(5)	5,938	5,602,173
Toronto-Dominion Bank (The), 8.125% to 10/31/27, 10/31/82 (5)	11,275	11,089,663
Truist Financial Corp.:
Series P, 4.95% to 9/1/25 (4)(5)	1,900	1,727,934
Series Q, 5.10% to 3/1/30 (4)(5)	1,848	1,489,269
UBS Group AG:
4.375% to 2/10/31 (3)(4)(5)	1,499	1,044,434
4.875% to 2/12/27 (3)(4)(5)	5,500	4,536,802
6.875% to 8/7/25 (4)(5)(6)	2,675	2,528,905
UniCredit SpA, 7.296% to 4/2/29, 4/2/34 (3)(5)	7,295	6,771,668
Wells Fargo & Co., Series BB, 3.90% to 3/15/26 (4)(5)	15,120	13,105,789
		$ 183,828,632

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Principal Amount (000's omitted)	Value
Capital Markets — 0.6%
AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79 (5)	$910	$ 855,030
Charles Schwab Corp. (The):
Series G, 5.375% to 6/1/25 (4)(5)	4,750	4,534,151
Series I, 4.00% to 6/1/26 (4)(5)	5,812	4,620,081
		$ 10,009,262
Diversified Financial Services — 1.5%
Air Lease Corp., Series B, 4.65% to 6/15/26 (4)(5)	$6,530	$ 5,574,286
Ally Financial, Inc., 6.70%, 2/14/33	2,420	2,035,211
American AgCredit Corp., Series A, 5.25% to 6/15/26 (3)(4)(5)	9,955	9,158,600
Goldman Sachs Group, Inc. (The):
Series V, 4.125% to 11/10/26 (4)(5)	2,007	1,592,685
Series W, 7.50% to 2/10/29 (4)(5)	4,975	4,891,683
Unifin Financiera SAB de CV, 7.375%, 2/12/26 (3)(7)	2,410	66,390
		$ 23,318,855
Electric Utilities — 0.7%
Dominion Energy, Inc., Series C, 4.35% to 1/15/27 (4)(5)	$1,933	$ 1,582,451
Edison International, Series B, 5.00% to 12/15/26 (4)(5)	1,455	1,298,532
Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76 (5)	5,475	5,169,425
Southern California Edison Co., Series E, 9.838%, (3 mo. SOFR + 4.461%) (4)(8)	3,225	3,220,480
		$ 11,270,888
Food Products — 0.6%
Land O' Lakes, Inc., 8.00% (3)(4)	$11,397	$ 10,143,330
		$ 10,143,330
Independent Power and Renewable Electricity Producers — 0.3%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, 1/18/82 (5)	$5,554	$ 4,390,465
		$ 4,390,465
Insurance — 2.1%
Corebridge Financial, Inc., 6.875% to 9/15/27, 12/15/52 (5)	$7,050	$ 6,521,630
Liberty Mutual Group, Inc., 4.125% to 9/15/26, 12/15/51 (3)(5)	12,676	10,085,660
Lincoln National Corp., Series C, 9.25% to 12/1/27 (4)(5)	2,092	2,110,822
Prudential Financial, Inc., 5.125% to 11/28/31, 3/1/52 (5)	2,904	2,474,576
QBE Insurance Group, Ltd., 5.875% to 5/12/25 (3)(4)(5)	12,035	11,532,185
		$ 32,724,873
Security	Principal Amount (000's omitted)	Value
Oil and Gas — 0.3%
Petroleos Mexicanos, 6.50%, 3/13/27	$5,300	$ 4,679,718
		$ 4,679,718
Oil, Gas & Consumable Fuels — 0.7%
EnLink Midstream Partners, L.P., Series C, 9.78%, (3 mo. SOFR + 4.372%) (4)(8)	$7,631	$ 6,805,326
Plains All American Pipeline, L.P., Series B, 9.736%, (3 mo. SOFR + 4.372%) (4)(8)	5,299	5,006,035
		$ 11,811,361
Pipelines — 0.7%
Enbridge, Inc., Series NC5, 8.25% to 10/15/28, 1/15/84 (5)	$6,650	$ 6,376,889
Energy Transfer, L.P., Series B, 6.625% to 2/15/28 (4)(5)	6,395	4,964,119
		$ 11,341,008
Telecommunications — 0.4%
Rogers Communications, Inc., 5.25% to 3/15/27, 3/15/82 (3)(5)	$7,540	$ 6,644,697
		$ 6,644,697
Total Corporate Bonds (identified cost $339,084,752)		$ 310,163,089

Exchange-Traded Funds — 1.5%
Security	Shares	Value
Equity Funds — 1.5%
Global X U.S. Preferred ETF	821,486	$ 14,548,517
iShares Preferred & Income Securities ETF	364,054	10,404,664
Total Exchange-Traded Funds (identified cost $31,287,364)		$ 24,953,181

Preferred Stocks — 5.3%
Security	Shares	Value
Banks — 1.1%
AgriBank FCB, 6.875% to 1/1/24 (5)	92,513	$ 9,297,557
Farm Credit Bank of Texas, 9.681% to 12/15/23 (3)(5)	8,283	827,265
JPMorgan Chase & Co.:
Series JJ, 4.55%	343,044	6,301,718
Series LL, 4.625%	50,243	943,061
		$ 17,369,601

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Security	Shares	Value
Capital Markets — 0.6%
Affiliated Managers Group, Inc., 4.75%	281,231	$ 4,592,502
Stifel Financial Corp., Series D, 4.50%	362,000	5,607,380
		$ 10,199,882
Electric Utilities — 0.7%
Brookfield BRP Holdings Canada, Inc., 4.625%	338,000	$ 4,620,460
SCE Trust III, Series H, 5.75% to 3/15/24 (5)	132,296	3,193,626
SCE Trust IV, Series J, 5.375% to 9/15/25 (5)	24,025	472,091
SCE Trust V, Series K, 5.45% to 3/15/26 (5)	130,020	2,866,941
		$ 11,153,118
Insurance — 0.5%
American Equity Investment Life Holding Co., Series B, 6.625% to 9/1/25 (5)	195,737	$ 4,486,292
Athene Holding, Ltd., Series C, 6.375% to 6/30/25 (5)	163,096	3,958,340
		$ 8,444,632
Oil, Gas & Consumable Fuels — 1.0%
NuStar Energy, L.P., Series B, 11.315%, (3 mo. SOFR + 5.905%) (8)	653,604	$ 16,405,460
		$ 16,405,460
Pipelines — 0.5%
Energy Transfer, L.P.:
Series C, 10.156%, (3 mo. SOFR + 4.53%) (8)	210,000	$ 5,252,100
Series E, 7.60% to 5/15/24 (5)	108,840	2,690,525
		$ 7,942,625
Real Estate Management & Development — 0.3%
Brookfield Property Partners, L.P.:
Series A-1, 6.50%	185,075	$ 2,083,945
Series A2, 6.375%	242,352	2,658,601
		$ 4,742,546
Retail REITs — 0.2%
SITE Centers Corp., Series A, 6.375%	164,660	$ 3,275,087
		$ 3,275,087
Wireless Telecommunication Services — 0.4%
United States Cellular Corp., 5.50%	392,765	$ 5,836,488
		$ 5,836,488
Total Preferred Stocks (identified cost $105,443,655)		$ 85,369,439

Short-Term Investments — 1.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.25% (9)	16,799,199	$ 16,799,199
Total Short-Term Investments (identified cost $16,799,199)		$ 16,799,199
Total Investments — 127.7% (10) (identified cost $1,884,115,314)		$2,053,135,809
Other Assets, Less Liabilities — (27.7)%		$ (444,974,920)
Net Assets — 100.0%		$1,608,160,889
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	All or a portion of this security was on loan at October 31, 2023 pursuant to the Liquidity Agreement (see Note 6). The aggregate market value of securities on loan at October 31, 2023 was $392,588,598.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At October 31, 2023, the aggregate value of these securities is $101,362,966 or 6.3% of the Fund's net assets.
(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(5)	Security converts to variable rate after the indicated fixed-rate coupon period.
(6)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At October 31, 2023, the aggregate value of these securities is $2,528,905 or 0.2% of the Fund's net assets.
(7)	Issuer is in default with respect to interest and/or principal payments.
(8)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2023.
(9)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of October 31, 2023.
(10)	The Fund has granted a security interest in all the Fund's investments, unless otherwise pledged, in connection with the Liquidity Agreement (see Note 6).

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Portfolio of Investments — continued

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	84.4%	$1,732,438,660
Ireland	4.3	87,601,001
United Kingdom	2.5	51,983,885
Canada	2.4	49,059,074
France	2.1	43,853,016
Switzerland	1.1	22,570,434
Mexico	0.7	14,288,498
Australia	0.6	12,610,034
Italy	0.3	6,771,668
Spain	0.2	4,461,000
Netherlands	0.1	1,456,358
Colombia	0.1	1,089,000
Exchange-Traded Funds	1.2	24,953,181
Total Investments	100.0%	$2,053,135,809
Abbreviations:
REITs	– Real Estate Investment Trusts
SOFR	– Secured Overnight Financing Rate

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Statement of Assets and Liabilities

October 31, 2023
Assets
Unaffiliated investments, at value (identified cost $1,867,316,115) — including $392,588,598 of securities on loan	$ 2,036,336,610
Affiliated investments, at value (identified cost $16,799,199)	16,799,199
Cash	97,703
Foreign currency, at value (identified cost $2,617)	2,413
Interest and dividends receivable	6,063,970
Dividends receivable from affiliated investments	101,792
Tax reclaims receivable	49,627
Trustees' deferred compensation plan	245,038
Total assets	$2,059,696,352
Liabilities
Liquidity Agreement borrowings	$ 447,000,000
Payable to affiliates:
Investment adviser fee	1,503,147
Trustees' fees	9,042
Trustees' deferred compensation plan	245,038
Accrued expenses	2,778,236
Total liabilities	$ 451,535,463
Net Assets	$1,608,160,889
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 745,428
Additional paid-in capital	1,425,380,066
Distributable earnings	182,035,395
Net Assets	$1,608,160,889
Common Shares Issued and Outstanding	74,542,782
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 21.57

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Statement of Operations

Year Ended
October 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $328,205)	$ 47,605,256
Dividend income from affiliated investments	595,873
Interest income	20,456,327
Other income	12,935,682
Total investment income	$ 81,593,138
Expenses
Investment adviser fee	$ 18,707,733
Trustees’ fees and expenses	108,319
Custodian fee	476,636
Transfer and dividend disbursing agent fees	18,940
Legal and accounting services	144,839
Printing and postage	518,222
Interest expense and fees	24,728,797
Miscellaneous	115,452
Total expenses	$ 44,818,938
Deduct:
Waiver and/or reimbursement of expenses by affiliates	$ 18,124
Total expense reductions	$ 18,124
Net expenses	$ 44,800,814
Net investment income	$ 36,792,324
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ 100,707,159
Proceeds from securities litigation settlements	33,068
Foreign currency transactions	(100,258)
Net realized gain	$ 100,639,969
Change in unrealized appreciation (depreciation):
Investments	$ (170,898,408)
Foreign currency	23,315
Net change in unrealized appreciation (depreciation)	$(170,875,093)
Net realized and unrealized loss	$ (70,235,124)
Net decrease in net assets from operations	$ (33,442,800)

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Statements of Changes in Net Assets

	Year Ended October 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 36,792,324	$ 42,568,109
Net realized gain	100,639,969	100,954,837
Net change in unrealized appreciation (depreciation)	(170,875,093)	(354,193,412)
Net decrease in net assets from operations	$ (33,442,800)	$ (210,670,466)
Distributions to shareholders	$ (133,103,592)	$ (144,381,379)
Capital share transactions:
Proceeds from shelf offering, net of offering costs (see Note 5)	$ —	$ 17,268,194
Reinvestment of distributions	—	5,492,334
Net increase in net assets from capital share transactions	$ —	$ 22,760,528
Net decrease in net assets	$ (166,546,392)	$ (332,291,317)
Net Assets
At beginning of year	$ 1,774,707,281	$ 2,106,998,598
At end of year	$1,608,160,889	$1,774,707,281

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Statement of Cash Flows

Year Ended
October 31, 2023
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (33,442,800)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(648,779,860)
Investments sold	762,840,701
Increase in short-term investments, net	(16,799,199)
Net amortization/accretion of premium (discount)	335,019
Decrease in interest and dividends receivable	414,798
Increase in dividends receivable from affiliated investments	(71,481)
Decrease in receivable from the transfer agent	553,202
Decrease in tax reclaims receivable	71,616
Increase in Trustees’ deferred compensation plan	(245,038)
Decrease in payable to affiliate for investment adviser fee	(23,001)
Decrease in payable to affiliate for Trustees' fees	(181)
Increase in payable to affiliate for Trustees' deferred compensation plan	245,038
Increase in accrued expenses	1,005,107
Net change in unrealized (appreciation) depreciation from investments	170,898,408
Net realized gain from investments	(100,707,159)
Net cash provided by operating activities	$ 136,295,170
Cash Flows From Financing Activities
Cash distributions paid	$ (133,103,592)
Decrease in due to custodian	(3,091,462)
Net cash used in financing activities	$(136,195,054)
Net increase in cash*	$ 100,116
Cash at beginning of year (including foreign currency)	$ —
Cash at end of year (including foreign currency)	$ 100,116
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$ 23,776,166
*	Includes net change in unrealized (appreciation) depreciation on foreign currency of $204.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Financial Highlights

	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 23.810	$ 28.610	$ 21.010	$ 24.340	$ 22.640
Income (Loss) From Operations
Net investment income (1)	$ 0.494	$ 0.575	$ 0.603	$ 0.622	$ 0.577
Net realized and unrealized gain (loss)	(0.948)	(3.428)	8.790	(2.212)	2.862
Total income (loss) from operations	$ (0.454)	$ (2.853)	$ 9.393	$ (1.590)	$ 3.439
Less Distributions
From net investment income	$ (0.444)	$ (0.581)	$ (0.594)	$ (0.591)	$ (0.560)
From net realized gain	(1.342)	(1.370)	(1.199)	(1.149)	(1.180)
Total distributions	$ (1.786)	$ (1.951)	$ (1.793)	$ (1.740)	$ (1.740)
Premium from common shares sold through shelf offering (see Note 5) (1)	$ —	$ 0.004	$ 0.000 (2)	$ 0.000 (2)	$ 0.001
Net asset value — End of year	$ 21.570	$ 23.810	$ 28.610	$ 21.010	$ 24.340
Market value — End of year	$ 19.290	$ 24.420	$ 29.360	$ 18.730	$ 24.950
Total Investment Return on Net Asset Value (3)	(1.99)%	(10.19)%	45.70%	(6.13)%	16.02%
Total Investment Return on Market Value (3)	(14.54)%	(10.24)%	67.72%	(18.36)%	21.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,608,161	$1,774,707	$2,106,999	$1,544,154	$1,784,376
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.13%	1.11%	1.10%	1.17%	1.14%
Interest and fee expense	1.40%	0.40%	0.14%	0.42%	0.81%
Total expenses	2.53% (4)	1.51% (4)	1.24%	1.59%	1.95%
Net investment income	2.08%	2.21%	2.26%	2.81%	2.51%
Portfolio Turnover	29%	31%	30%	54%	49%
Senior Securities:
Total amount outstanding (in 000’s)	$ 447,000	$ 447,000	$ 447,000	$ 447,000	$ 447,000
Asset coverage per $1,000 (5)	$ 4,598	$ 4,970	$ 5,714	$ 4,454	$ 4,992
(1)	Computed using average shares outstanding.
(2)	Amount is less than $0.0005.
(3)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan.
(4)	Includes a reduction by the investment adviser of a portion of its adviser fee due to the Fund's investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended October 31, 2023 and 2022).
(5)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings payable/notes payable) from the Fund’s total assets, and dividing the result by the borrowings payable/notes payable balance in thousands.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation
—
The following methodologies are used to determine the market value or fair value of investments.
Equity Securities.
Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Debt Obligations.
Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Foreign Securities and Currencies.
 Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.
Other.
Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.
Fair Valuation.
 In connection with Rule 2a-5 of the 1940 Act, the Trustees have designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions
—
Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income
—
Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended October 31, 2023, the Fund received approximately $12,936,000 from France and Sweden for previously withheld foreign taxes and interest thereon. Such amount is included in Other income on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

of payment. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.
D  Federal Taxes
—
The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.
As of October 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation
—
Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Use of Estimates
—
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G  Indemnifications
—
Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2  Distributions to Shareholders and Income Tax Information
Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.
The tax character of distributions declared for the years ended October 31, 2023 and October 31, 2022 was as follows:
	Year Ended October 31,
	2023	2022
Ordinary income	$ 33,096,554	$ 43,017,993
Long-term capital gains	$100,007,038	$101,363,386
As of October 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed long-term capital gains	$ 11,127,994
Net unrealized appreciation	168,991,070
Other temporary differences	1,916,331
Distributable earnings	$182,035,395

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$1,884,144,533
Gross unrealized appreciation	$ 360,376,102
Gross unrealized depreciation	(191,384,826)
Net unrealized appreciation	$ 168,991,276
3  Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate as a percentage of average daily gross assets as follows and is payable monthly:
Average Daily Gross Assets	Annual Fee Rate
Up to and including $1.5 billion	0.850%
Over $1.5 billion up to and including $3 billion	0.830%
Over $3 billion up to and including $5 billion	0.810%
Over $5 billion	0.790%
Gross assets, as defined in the Fund's investment advisory agreement, means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means. Accrued expenses includes other liabilities other than indebtedness attributable to leverage. For the year ended October 31, 2023, the Fund’s investment adviser fee amounted to $18,707,733 or 0.84% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley.  The investment adviser fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended October 31, 2023, the investment adviser fee paid was reduced by $18,124 relating to the Fund's investment in the Liquidity Fund.
Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. Certain officers and Trustees of the Fund are officers of EVM.
4  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations, aggregated $648,715,323 and $762,840,701, respectively, for the year ended October 31, 2023.
5  Common Shares of Beneficial Interest and Shelf Offering
The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the year ended October 31, 2023. Common shares issued by the Fund pursuant to its dividend reinvestment plan for the year ended October 31, 2022 were 216,238.
In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended October 31, 2023 and October 31, 2022.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

Pursuant to a registration statement filed with the SEC, the Fund is authorized to issue up to an additional 5,472,154 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the year ended October 31, 2023, there were no shares sold by the Fund pursuant to its shelf offering. During the year ended October 31, 2022, the Fund sold 672,829 common shares and received proceeds (net of offering costs) of $17,268,194 through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $321,007 for the year ended October 31, 2022. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the year ended October 31, 2022 were $34,886.
6  Liquidity Agreement
Effective August 28, 2020, the Fund entered into a Liquidity Agreement (the Agreement) with State Street Bank and Trust Company (SSBT) that allows the Fund to borrow or otherwise access up to $524 million through securities lending transactions, direct loans from SSBT or a combination of both. The Fund has granted to SSBT a security interest in all its cash, securities and other financial assets, unless otherwise pledged, to secure the payment and performance of its obligations under the Agreement. Pursuant to the terms of the Agreement, the Fund has made its securities available for securities lending transactions by SSBT acting as securities lending agent for the Fund. Securities lending transactions are required to be secured with cash collateral received from the securities borrowers equal at all times to at least 100%, 102% or 105% of the market value of the securities loaned, depending on the type of security. The market value of securities loaned is determined daily and any additional required collateral is delivered to SSBT on the next business day. The Fund is subject to the possible delay in the recovery of loaned securities. Pursuant to the Agreement, SSBT has provided indemnification to the Fund in the event of default by a securities borrower with respect to security loans. However, the Fund retains all risk of loss and gains associated with securities purchased using cash received under the Agreement. The Fund is entitled to receive from securities borrowers all substitute interest, dividends and other distributions paid with respect to the securities on loan. The Fund may instruct SSBT to recall a security on loan at any time. At October 31, 2023, the value of the securities loaned and the value of the cash collateral received by SSBT, which exceeded the value of the securities loaned, amounted to $392,588,598 and $397,527,687, respectively.
Effective April 25, 2023, the Agreement was amended so that interest on borrowings outstanding under the Agreement is charged at a rate equal to the Overnight Bank Financing Rate (OBFR) plus 0.62%, payable monthly. Prior to April 25, 2023, interest on borrowings was charged at a rate equal to 1-month LIBOR plus 0.50%, payable monthly. SSBT retains all net fees that may arise in connection with securities lending transactions. If the value of securities available to lend falls below a prescribed level, the interest rate may be increased. If the Fund utilizes less than 50% of the commitment amount, it will be charged a monthly non-usage fee of 0.25% per annum on the unused portion of the commitment. The Agreement may be terminated by the Fund upon 90 days’ prior written notice to SSBT. If certain asset coverage and collateral requirements or other covenants are not met, the Agreement could be deemed in default and result in termination. At October 31, 2023, the Fund had borrowings outstanding under the Agreement of $447 million at an annual interest rate of 5.94%, which are shown as Liquidity Agreement borrowings on the Statement of Assets and Liabilities. The carrying amount of the borrowings at October 31, 2023 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 8) at October 31, 2023. For the year ended October 31, 2023, the aggregate average borrowings under the Agreement and the average annual interest rate (excluding fees) were $447,000,000 and 5.53%, respectively.
7  Affiliated Investments
At October 31, 2023, the value of the Fund's investment in funds that may be deemed to be affiliated was $16,799,199, which represents 1.1% of the Fund's net assets. Transactions in such investments by the Fund for the year ended October 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$ —	$384,271,688	$(367,472,489)	$ —	$ —	$16,799,199	$595,873	16,799,199

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

8  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At October 31, 2023, the hierarchy of inputs used in valuing the Fund's investments, which are carried at fair value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$ 112,369,217	$ —	$ —	$ 112,369,217
Consumer Discretionary	46,637,853	—	—	46,637,853
Consumer Staples	144,569,293	—	—	144,569,293
Energy	160,876,798	—	—	160,876,798
Financials	282,231,390	—	—	282,231,390
Health Care	259,889,541	28,985,441	—	288,874,982
Industrials	202,749,887	—	—	202,749,887
Information Technology	110,075,061	—	—	110,075,061
Materials	95,744,412	—	—	95,744,412
Real Estate	81,951,580	—	—	81,951,580
Utilities	89,770,428	—	—	89,770,428
Total Common Stocks	$ 1,586,865,460	$ 28,985,441*	$ —	$1,615,850,901
Corporate Bonds	$ —	$ 310,163,089	$ —	$ 310,163,089
Exchange-Traded Funds	24,953,181	—	—	24,953,181
Preferred Stocks:
Communication Services	5,836,488	—	—	5,836,488
Energy	24,348,085	—	—	24,348,085
Financials	25,889,293	10,124,822	—	36,014,115
Real Estate	8,017,633	—	—	8,017,633
Utilities	11,153,118	—	—	11,153,118
Total Preferred Stocks	$ 75,244,617	$ 10,124,822	$ —	$ 85,369,439
Short-Term Investments	$ 16,799,199	$ —	$ —	$ 16,799,199
Total Investments	$ 1,703,862,457	$ 349,273,352	$ —	$2,053,135,809
*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Notes to Financial Statements — continued

9  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 19, 2023
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2024 will show the tax status of all distributions paid to your account in calendar year 2023. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income.
For the fiscal year ended October 31, 2023, the Fund designates approximately $49,251,063, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction.
Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends.
The Fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2023, $102,174,047 or, if subsequently determined to be different, the net capital gain of such year.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on August 9, 2023. The following action was taken by the shareholders:
Proposal 1(b): The election of Alan C. Bowser, Keith Quinton and Scott E. Wennerholm as Class II Trustees of the Fund for a three-year term expiring in 2026.
	Number of Shares
Nominees for Trustee	For	Withheld
Alan C. Bowser	58,758,768	3,151,944
Keith Quinton	58,934,708	2,976,004
Scott E. Wennerholm	58,834,129	3,076,583

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by Equiniti Trust Company, LLC (EQ) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by EQ, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Tax-Advantaged Dividend Income Fund
c/o Equiniti Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2023, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements
1
for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2023, as well as certain additional information provided in response to specific requests from the Independent Trustees as members of the Contract Review Committee. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (each “Eaton Vance Fund” is referred to below as a “fund”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1
Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
•  Information regarding the adviser’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance Corp. on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various recently adopted regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2023 meeting, the Board received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its secondary and blended benchmark indexes and lower than its primary benchmark index for the three-year period. On the basis of the foregoing, the performance of the Fund over other periods, and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2022, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.
The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Board of Trustees’ Contract Approval — continued

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund is authorized to issue additional common shares through a shelf offering. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Management and Organization

Fund Management
. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “MSIM" refers to Morgan Stanley Investment Management Inc. and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 127 funds in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Anchal Pachnanda (1) 1980	Class III Trustee	Until 2024. 3 years. Since 2023.	Co-Head of Strategy of MSIM (since 2019). Formerly, Head of Strategy of MSIM (2017-2019). Ms. Pachnanda is an interested person because of her position with MSIM, which is an affiliate of the Fund.
Other Directorships
. None.
Noninterested Trustees
Alan C. Bowser (2) 1962	Class II Trustee	Until 2026. 3 years. Since 2023.	Private investor. Formerly, Chief Diversity Officer, Partner and a member of the Operating Committee, and formerly served as Senior Advisor on Diversity and Inclusion for the firm's chief executive officer, Co-Head of the Americas Region, and Senior Client Advisor of Bridgewater Associates, an asset management firm (2011- 2023).
Other Directorships
. Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
Mark R. Fetting 1954	Class III Trustee	Until 2024. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships.
None.
Cynthia E. Frost 1961	Class I Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships.
None.
George J. Gorman 1952	Chairperson of the Board and Class III Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class I Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships.
Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (since 2013-2020) and Director of Groupon, Inc. (e-commerce provider) (2020-2022).
Keith Quinton 1958	Class II Trustee	Until 2026. 3 years Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships.
Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2024. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships.
Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class I Trustee	Until 2025. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships.
Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
Scott E. Wennerholm 1959	Class II Trustee	Until 2026. 3 years. Since 2016	Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships.
None.
Nancy A. Wiser 1967	Class I Trustee	Until 2025. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
R. Kelly Williams, Jr. 1971	President	Since 2023	President and Chief Operating Officer of Atlanta Capital Management Company, LLC. Officer of 21 registered investment companies managed by Eaton Vance or BMR.
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Tax-Advantaged Dividend Income Fund
October 31, 2023
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Nicholas S. Di Lorenzo 1987	Secretary	Since 2022	Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1)
Ms. Pachnanda began serving as Trustee effective April 1, 2023.
(2)
Mr. Bowser began serving as Trustee effective January 4, 2023.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a
new
customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer
our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■
Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont:
Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California:
Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents.

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.
Equiniti Trust Company, LLC
(“
EQ
”),
the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct EQ, or your financial intermediary, otherwise.
 If you would prefer that your Eaton Vance documents not be householded, please contact EQ or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by EQ or your financial intermediary.
Portfolio Holdings.

Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.

From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Share Repurchase Program.

The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.
Additional Notice to Shareholders.

If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.

Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Closed-End Funds & Term Trusts.”

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Equiniti Trust Company, LLC
6201 15
th
Avenue
Brooklyn, NY 11219
Independent Registered  Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

2004    10.31.23

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner.

Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/22	10/31/23
Audit Fees	$68,200	$70,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$1,850	$0
All Other Fees(3)	$0	$0

Total	$70,050	$70,200

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by D&T for the registrant’s fiscal years ended October 31, 2022 and October 31, 2023; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/22	10/31/23
Registrant	$1,850	$0
Eaton Vance(1)	$52,836	$0

(1)	Eaton Vance Management, a subsidiary of Morgan Stanley, acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Derek J.V. DiGregorio, Aaron S. Dunn, Bradley T. Galko and Joseph Mehlman, CFA comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. DiGregorio is a Vice President of EVM and has been a portfolio manager of the Fund since July 2021. Mr. Dunn is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2017. Mr. Galko is a Vice President of EVM, has been an equity analyst at EVM since 2013 and has been a portfolio manager of the Fund since February 2020. Mr. Mehlman is a Vice President of EVM and a Managing Director at Morgan Stanley Investment Management Inc., an affiliate of EVM. Mr. Mehlman has been employed by the Morgan Stanley organization for more than five years and has been a portfolio manager of the Fund since November 2022. Messrs. DiGregorio, Dunn and Galko have been employed by EVM for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Derek J.V. DiGregorio(1)
Registered Investment Companies	7	$6,136.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Aaron Dunn(2)
Registered Investment Companies	7	$5,801.7	0	$0
Other Pooled Investment Vehicles	1	$42.2	0	$0
Other Accounts	22	$101.8	0	$0
Bradley T. Galko(2)
Registered Investment Companies	7	$5,801.7	0	$0
Other Pooled Investment Vehicles	1	$42.2	0	$0
Other Accounts	22	$1,650.8	0	$0
Joseph Mehlman
Registered Investment Companies	2	$624.5	0	$0
Other Pooled Investment Vehicles	32	$4,856.9	0	$0
Other Accounts	41	$9,841.7	3	$1,455.8

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap or model account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap or model account program. The assets managed may include assets advised on a nondiscretionary or model basis.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Derek J.V. DiGregorio	None
Aaron S. Dunn	$1 - $10,000
Bradley T. Galko	$1 - $10,000
Joseph Mehlman	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of Morgan Stanley.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Eaton Vance) performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider Further the only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not accrue any income or fees/compensation related to its securities lending activities during its most recent fiscal year. See Liquidity Agreement note in the financial statements for further information.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

(d)	Consent of Independent Registered Public Accounting Firm.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date:	December 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 22, 2023

By:	/s/ R. Kelly Williams, Jr.
R. Kelly Williams, Jr.
President

Date:	December 22, 2023